SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )Preliminary Proxy Statement          ( )Confidential, for Use of the
                                        Commission Only (as permitted
                                        by Rule 14a-6(e)(2)
(X)     Definitive Proxy Statement

( )     Definitive Additional Materials

( )     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       Southern BancShares (N.C.), Inc.
             (Name of Registrant as Specified In Its Charter)

        (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees (Check the appropriate box):

(X)No fee required.

( )Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

( )     Fee paid previously with preliminary materials

( )     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)         Amount Previously Paid:

     2)         Form, Schedule or Registration Statement No.:

     3)         Filing Party:

     4)         Date Filed:

                    SOUTHERN BANCSHARES (N.C.), INC.

                        100 North Center Street
                  Mount Olive, North Carolina  28365

          ____________________________________________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
          ____________________________________________________

                      To Be Held April 15, 1998


     NOTICE is hereby given that the Annual Meeting of Shareholders of Southern BancShares (N.C.), Inc. ("Southern BancShares") will be held as follows:

               Place:         Goldsboro Country Club
                              1500 South Slocumb Street
                              Goldsboro, North Carolina

               Date:          Wednesday, April 15, 1998

               Time:          3:00 P.M.

     The purposes of the meeting are:


     1. To elect a 19-member Board of Directors, each member to hold office for a term of one year or until his or her respective successor is duly elected and qualified.

     2. To consider and vote on a proposal to ratify the appointment of KPMG Peat Marwick LLP as Southern BancShares' independent public accountants for 1998.

     3. To amend the Bylaws to increase the maximum authorized number of directors from 23 to 30.

     4. To transact any other business that may properly come before the Annual Meeting.


     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON IF YOU ATTEND THE MEETING.


                              By Order of the Board of Directors


                              /s/ David A. Bean
                              David A. Bean, Secretary


March 20, 1998

                      SOUTHERN BANCSHARES (N.C.), INC.

                         100 North Center Street
                     Mount Olive, North Carolina  28365



                             PROXY STATEMENT



                      Annual Meeting of Shareholders
                        To Be Held April 15, 1998


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Southern BancShares (N.C.), Inc. ("Southern BancShares") of proxies in the form enclosed herewith to be used at the Annual Meeting of Shareholders of Southern BancShares to be held at the Goldsboro Country Club, 1500 South Slocumb Street, Goldsboro, North Carolina, at 3:00 P.M. on April 15, 1998, or any adjournments thereof. In addition to solicitation by mail, proxies may be solicited personally or by telephone by directors, officers or employees of Southern BancShares and the Bank.
Expenses of such proxy solicitation will be paid by Southern BancShares. Persons named in the proxy to represent shareholders at the meeting are R. S. Williams, W. A. Potts and John N. Walker. This Proxy Statement is first being mailed to Southern BancShares' shareholders on March 20, 1998.

     Shares represented by each proxy that is properly executed and returned, and not revoked, will be voted in accordance with the instructions contained therein. If no instructions are given, those shares will be voted "FOR" the election of each of the 19 nominees for director named in Proposal 1 below, "FOR" ratification of the appointment of KPMG Peat Marwick LLP as Southern BancShares' independent public accountants for 1998, and "FOR" the amendment of the Bylaws to increase the maximum authorized number of directors from 23 to 30. On such other matters as may properly come before the meeting, the persons named in the form of proxy to represent shareholders will be authorized to vote all proxies in accordance with their best judgment on such matters. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, all proxies may be voted for a substitute nominee designated by the Board of Directors. A shareholder who executes a proxy has the right to revoke it at any time before it is voted by filing with the Secretary either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and requesting the right to vote in person.

VOTING SECURITIES

     At the close of business on March 9, 1998, Southern BancShares had outstanding voting securities as follows: 119,918 shares of $5 par value common stock, entitled to one vote per share; 405,645 shares of no par value Series B non-cumulative preferred stock, entitled to one vote per 38 shares; and 43,631 shares of no par value Series C non-cumulative preferred stock, entitled to one vote per 38 shares.

RECORD DATE; VOTE REQUIRED FOR APPROVAL

     March 9, 1998, has been set as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, shareholders will be entitled to cast the appropriate number of votes for the shares of Southern BancShares' voting securities standing of record in their respective names at the close of business on the record date. In the election of directors, the 19 candidates receiving the highest numbers of votes shall be elected. For Proposals 2 and 3 to be approved, an affirmative majority of the votes represented, in person or by proxy, and entitled to be cast on these proposals at the Annual Meeting, must be cast in favor of approval. In the voting at the Annual Meeting, abstentions will have the same effect as votes against Proposals 2 and 3. Broker non-votes will have no effect in the voting on Proposals 2 and 3.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     At the close of business on March 9, 1998, persons known to management to own beneficially or of record 5% or more of any class of Southern BancShares' voting securities were as follows:


                                    Amount and
  Title                              Nature     Percentage   Percentage
    of       Name and Address     of Beneficial     of        of Total
  Class     of Beneficial Owner    Ownership*     Class         Votes**
 ---------  ---------------------  -----------   -------       --------
Common      Frank B. Holding        32,284(1)     26.92%        24.51%
            Smithfield, North Carolina

            Lewis R. Holding        27,577(2)     23.00%        20.93%
            Lyford Cay, Bahamas

Series B    Frank B, Holding        22,171(3)      5.44%          .44%
Preferred   Smithfield, North Carolina

Series C    James R. Hendrix         6,120        14.03%          .12%
Preferred   Tyner, North Carolina

            Elmo J. Peele            3,229         7.40%          .06%
            Lewiston-Woodville, North Carolina

            Charlie H. Spivey        2,550         5.84%          .05%
            Sunbury, North Carolina

            Harry N. and             2,200         5.04%          .04%
            Nell C. Willey
            Enfield, North Carolina

____________

* Except as otherwise stated in the footnotes below, the shares shown as beneficially owned are, to the best of management's knowledge, owned of record by the persons named and such persons exercise sole voting and investment power with respect to those shares.

** This column reflects the votes to which these shares are entitled as a percentage of the aggregate votes that may be cast by the holders of all shares of Southern BancShares' outstanding voting securities. For further information as to the number of outstanding shares and voting rights of the common and preferred stock, see the section of this Proxy Statement above entitled "VOTING SECURITIES."

(1)Frank B. Holding exercises sole voting and investment power as to 7,349 shares of common stock held directly. He disclaims beneficial ownership as to shares included above and held by his wife (1,802 shares), by his adult son and daughters and their spouses (22,033 shares) and by his wife and First-Citizens Bank & Trust Company as co-trustees of several irrevocable trusts for the benefit of his adult son and daughters (1,100 shares).

(2)Lewis R. Holding exercises sole voting and investment power as to 22,576 shares of common stock held directly. He disclaims beneficial ownership as to shares included above and held by his wife directly (4,298 shares), by his wife and George H. Broadrick as co-trustees of an irrevocable trust for the benefit of an adult daughter (550 shares) and held directly by an adult daughter (153 shares).

(3)Frank B. Holding exercises sole voting and investment power as to 946 shares of Series B preferred stock held directly. He exercises shared voting and investment power as to 17,205 shares of Series B held by First Citizens BancShares, Inc., a corporation of which Mr. Holding is deemed a control person for beneficial ownership purposes. He disclaims beneficial ownership as to 4,020 shares of Series B held by his adult children and their spouses, which shares are included above.

(4)Harry N. Willey and Nell C. Willey exercise shared voting and investment power as to 1,700 shares of Series C preferred stock held jointly, and Mr. Willey exercises sole voting and investment power as to an additional 500 shares of Series C held directly and included above.

OWNERSHIP OF VOTING SECURITIES BY MANAGEMENT

     As of the close of business on March 9, 1998, the beneficial ownership of Southern BancShares' voting securities by its directors, nominees for director, and certain named executive officers, and by all directors, nominees for director, and executive officers as a group, was as follows:

                                   Amount and
  Title                              Nature       Percentage     Percentage
    of       Name of              of Beneficial       of          of Total
  Class     Beneficial Owner         Ownership       Class          Votes**
---------   -----------------     -------------    --------       ---------
Common      Bynum R. Brown            372           .31%            .28%

            William H. Bryan          108           .09%            .08%

            D. Hugh Carlton           288(1)        .24%            .22%

            Robert J. Carroll          30           .03%            .02%

            Hope H. Connell         5,266(2)       4.39%           4.00%

            J. Edwin Drew           3,593(3)       3.00%           2.73%

            Moses B. Gillam, Jr.      125           .10%            .09%

            LeRoy C. Hand, Jr.        148(4)        .12%            .11%

            Frank B. Holding       32,284(5)      26.92%          24.51%

            M. J. McSorley            204(6)        .17%            .15%

            W. B. Midyette, Jr.       150           .13%            .11%

            W. Hunter Morgan          350(7)        .29%            .27%

            John C. Pegram, Jr.         5           .00%            .00%

            Charles I. Pierce, Sr.     70           .06%            .05%

            W. A. Potts               550(8)        .46%            .42%

            Charles L. Revelle, Jr. 1,020           .85%            .77%

            Charles O. Sykes          100           .08%            .08

            John N. Walker            190           .16%            .14%

            R. S. Williams            225(9)        .19%            .17%

            All directors,         39,887         33.26%          30.28%
            nominee for director,
            and executive officers
            as a group (22 persons)

Series B    Bynum R. Brown          2,358           .58%            .05%
Preferred
            Robert J. Carroll       2,687(10)       .66%            .05%

            Hope H. Connell         2,000(2)        .49%            .04%

            LeRoy C. Hand, Jr.     17,522(4)       4.32%            .35%

            Frank B. Holding       22,171(11)      5.47%            .44%

            M. J. McSorley          6,565(12)      1.62%            .10%

                                    Amount and
  Title                              Nature     Percentage     Percentage
    of          Name of           of Beneficial     of            of Total
  Class     Beneficial Owner        Ownership*    Class          Votes**
---------   ------------------     ----------     ------        -----------
Series B    W. Hunter Morgan        7,368(7)       1.82%            .15%
Preferred
            Charles I. Pierce, Sr.    336(13)       .08%            .01%

            R. S. Williams          7,109(9)       1.75%            .14%

            All directors,         66,116         16.30%           1.32%
            nominees for director
            and executive officers
            as a group (22 persons)


Series C    M. J. McSorley             25(12)       .06%            .00%
Preferred
            Charles I. Pierce, Sr.    139(12)       .32%            .00%

            All directors, nominees   164           .38%            .00%
            for director and executive
            officers as a group
            (22 persons)


___________

* Except as otherwise stated in the footnotes below, the shares shown above as beneficially owned are, to the best of management's knowledge, owned of record by the persons named and such persons exercise sole voting and investment power with respect to such shares.

** This column reflects the votes to which these shares are entitled as a percentage of the aggregate votes that may be cast by the holders of all shares of Southern BancShares' outstanding voting securities. For further information as to the number of outstanding shares and voting rights of the common and preferred stock, see the section of this Proxy Statement above entitled "VOTING SECURITIES."

(1) D. Hugh Carlton exercises sole voting and investment power as to 114 shares of common stock held directly, and shared voting and investment power as to 149 shares of common stock held by Carlton Insurance Agency, Inc., of which he is deemed a control person. He shares voting and investment power as to an additional 25 shares of common stock held by his spouse.

(2) Hope H. Connell exercises sole voting and investment power as to 2,595 shares of common stock held directly and as to 924 shares of common stock held by her as custodian for her sons. She exercises shared voting and investment power as to 924 shares of common stock held in a trust for her benefit by First-Citizens Bank & Trust Company and her mother as co-trustees. She disclaims beneficial ownership as to 537 shares of common stock and 2,000 shares of Series B held by her husband on his own behalf and as to 990 shares of common stock held by her husband as custodian for their sons and included above. All of such shares also are included, and disclaimed, in the beneficial ownership shown above for her father, Frank
    B. Holding.

(3) J. Edwin Drew exercises sole voting and investment power as to 2,979 shares of common stock held directly and 614 shares of common stock held in a self-directed retirement plan.

(4) LeRoy C. Hand, Jr. exercises sole voting and investment power as to 100 shares of common stock and 11,233 shares of Series B preferred stock held directly. He disclaims beneficial ownership as to 48 shares of common stock and 6,289 shares of Series B preferred stock owned by his wife and included above.

(5) For an explanation of the nature of the beneficial ownership of the common stock shown above as beneficially owned by Frank B. Holding, see footnote
    (1) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES." Included in the shares shown as beneficially owned by Mr. Holding are 5,266 shares of common stock also shown above as beneficially owned by his daughter, Hope H. Connell, as to which shares Mr. Holding disclaims beneficial ownership.

(6) M. J. McSorley exercises sole voting and investment power as to 144 shares of common stock held directly and disclaims beneficial ownership as to 60 shares of common stock held by his wife and included above.

(7) W. Hunter Morgan exercises sole voting and investment power as to 225 shares of common stock and 1,795 shares of Series B preferred stock held directly. He disclaims beneficial ownership as to 125 shares of common stock and 2,131 shares of Series B held by his wife and included above. He exercises shared voting and investment power as to 3,442 shares of Series B held by Kellogg-Morgan Agency, Inc., a corporation of which Mr. Morgan is deemed a control person for beneficial ownership purposes, which shares are included above.

(8) W. A. Potts exercises sole voting and investment power as to 350 shares of common stock held directly and disclaims beneficial ownership as to 200 shares of common stock held by his wife and included above.

(9) R. S. Williams exercises sole voting and investment power as to 175 shares of common stock and 6,785 shares of Series B preferred stock held directly. He disclaims beneficial ownership as to 50 shares of common stock and 324 shares of Series B held by his wife and included above.

(10)Robert J. Carroll exercises sole voting and investment power as to 1,994 shares of Series B preferred stock held directly and disclaims beneficial ownership as to 693 shares of Series B held by his wife and included above.

(11)For an explanation of the nature of the beneficial ownership of the Series B preferred stock shown above as beneficially owned by Frank B. Holding, see footnote (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(12)M. J. McSorley exercises sole voting and investment power as to 550 shares of Series B preferred stock held directly and disclaims beneficial ownership as to 5,815 shares of Series B and 25 shares of Series C held by his wife, and 200 shares of Series B held by his adult son, all of which are included above.

(13)Charles I. Pierce, Sr. exercises sole voting and investment power as to 265 shares of Series B and 110 shares of Series C preferred stock held directly. His exercises shared voting and investment power as to 71 shares of Series B and 29 shares of Series C held jointly with his adult son.

Section 16(a) Beneficial Ownership Reporting Compliance

     Southern BancShares' directors and executive officers are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of Southern BancShares' common and preferred stock. Based on its review of copies of those reports, Southern BancShares' proxy materials are required to disclose failures to report shares beneficially owned, or changes in such beneficial ownership, or to timely file required reports during the previous fiscal year. To the best of Southern BancShares' knowledge, there were no such failures to file the required reports for 1997.

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Bylaws of Southern BancShares currently provide for not less than 5 nor more than 23 directors; however, if Proposal 3 below is approved by the shareholders, the maximum number of authorized directors will increase to
30. The Board of Directors is authorized to establish within those limits the number of directors to be elected each year and has set the number of directors at 19 for election at the Annual Meeting. The nominees for the Board of Directors set forth below consist of (i) the 18 current directors of Southern BancShares, each of whom has been nominated for reelection, and (ii) John C. Pegram, Jr., a new nominee. Mr. Pegram was elected and began serving as a director of the Bank on January 21, 1998, on which date he also was elected as President of Southern BancShares and the Bank.

     All directors elected at the Annual Meeting will serve for terms of one year or until their successors have been duly elected and qualified.

                   Positions with
                      Southern       Year        Principal Occupation
 Name, Address       BancShares     First       and Business Experience
   and Age            and Bank     Elected(1)     for Past Five Years
----------------    -------------  ----------  ---------------------------
Bynum R. Brown          Director    1986       President and Owner, Bynum R.
Murfreesboro, NC                               Brown  Agency, Inc.(real
    72                                         estate and insurance);
                                               Secretary/Treasurer, Roanoke
                                               Valley Nursing Home, Inc.;
                                               President and Owner, Brown
                                               Manor, Inc. (family care home)

                   Positions with
                      Southern       Year        Principal Occupation
 Name, Address       BancShares     First       and Business Experience
   and Age            and Bank     Elected(1)     for Past Five Years
----------------    -------------  ----------  ---------------------------
William H. Bryan        Director    1992       President, Director and
Mount Olive, NC                                Treasurer, Mount Olive Pickle
    40                                         Company, Inc. (manufacturer of
                                               pickle and pepper products)

D. Hugh Carlton         Director    1994       President, Carlton Insurance
Warsaw, NC                                     Agency, Inc. (insurance)
    66

Robert J. Carroll       Director    1986       President and Owner, Carroll's
Gates, NC                                      Garage, Inc.(truck and farm
    73                                         equipment dealer)

Hope H. Connell (2)     Director    1992       Senior Vice President,
Raleigh, NC                                    First-Citizens Bank & Trust
    34                                         Company

J. Edwin Drew           Director    1973       Retired physician and former
Macclesfield, NC                               President, J. Edwin Drew,
    67                                         M.D., P.A.

Moses B. Gillam, Jr.(3) Director    1982       Partner, Gillam and Gillam
Windsor, NC                                    (attorneys)
    81

LeRoy C. Hand, Jr.      Director    1986       Retired physician and former
Camden, NC                                     President, Albemarle Emergency
    77                                         Associates, P.A.

Frank B. Holding (2)    Director    1962       Executive Vice Chairman of the
Smithfield, NC          Chairman of            Board, First Citizens
    69                  Executive              BancShares, Inc. and First-
                        Committee              Citizens Bank & Trust Company;
                                               Vice Chairman of the Board,
                                               First Citizens Bancorporation
                                               of S.C., Inc. and
                                               First-Citizens Bank and Trust
                                               Company of South Carolina

M. J. McSorley          Vice        1990       Vice Chairman of Bank since
Mount Olive, NC         Chairman               January 1998; formerly
    64                                         President and Chief Executive
                                               Officer of the Bank; Vice
                                               President of Southern BancShares

W. B. Midyette, Jr.     Director      1982     Retired Farmer
Bath, NC
    78

W. Hunter Morgan        Director      1986     President, Kellogg-Morgan
Sunbury, NC                                    Agency, Inc. (insurance)
    67

John C. Pegram, Jr.     President    Nominee   President of Southern BancShares
Mount Olive, NC         of Southern            and Bank since January 1998;
    53                  BancShares and         formerly Executive Vice President
                        Bank; Director         of Bank and Vice President of
                        of Bank                Southern BancShares; prior to
                                               that, Senior Vice President of
                                               Bank

                      Positions with
                         Southern      Year        Principal Occupation
 Name, Address          BancShares    First       and Business Experience
   and Age               and Bank    Elected(1)     for Past Five Years
------------------     -----------   --------  -------------------------------
                                               C>
Charles I. Pierce, Sr.  Director      1986     President, Pierce Printing Co.,
Ahoskie, NC                                    Inc. (commercial printers)
    80

W. A. Potts             Vice          1968     Retired veterinarian and former
Mount Olive, NC         Chairman of            President, W. A. Potts, DVM,
    71                  the Board              P.A.; former Chairman of the
                                               Board, Mount Olive Pickle
                                               Company, Inc.

Charles L. Revelle,Jr.  Director      1986     Chairman of the Board, Revelle
Murfreesboro, NC                               Agri-Products, Inc.;  Vice
    71                                         President, Revelle Builders of
                                               NC, Inc.;  President, Revelle
                                               Equipment Co., Inc.
                                               (agribusiness)

Charles O. Sykes        Director      1984     President, Mount Olive Livestock
Mount Olive, NC                                Market, Inc. (livestock auction
    68                                         market and dealer)

John N. Walker          Director      1971     President Emeritus (former
Mount Olive, NC                                President, Chief Executive
    72                                         Officer and Director), Mount
                                               Olive Pickle Company, Inc.
                                               (manufacturer of pickle and
                                               pepper products)

R. S. Williams          Chairman of   1971     Chairman of the Board and
Mount Olive, NC         the Board              Consultant, Southern BancShares
    69                                         and Bank; (retired President
                                               of Southern BancShares and Bank)

____________

     (1)Refers to the year each director first became a director of Southern BancShares or its predecessor or, if elected to the Board prior to December 31, 1982, the year first elected to the Board of the Bank.

     (2)Ms. Connell is the daughter of Frank B. Holding.

     (3)The firm of Gillam and Gillam performed legal services for the Bank in 1997, and it is expected that such relationship will continue during 1998. Mr. Gillam is senior partner in the law firm.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE 19 NOMINEES LISTED ABOVE FOR THE BOARD OF DIRECTORS.


                        Compensation of Directors

     Compensation paid to directors includes a quarterly retainer of $400, plus $200 for attendance at each meeting of the Board of Directors, $100 for attendance at each meeting of a Board committee of which a director is a member, and $40 for attendance at each monthly local advisory board meeting. Directors R. S. Williams, Frank B. Holding,M. J. McSorley, and John C. Pegram, Jr. do not receive directors' compensation for serving on the Board of Directors or its committees.

     Since his retirement as the Bank's President in December 1989, R. S. Williams has been compensated for his services pursuant to a consulting and noncompetition agreement with the Bank under which he currently receives monthly payments of $2,533 for the noncompetition arrangement and $300 for his consulting services. In addition, Mr. Williams receives payments under the Bank's Pension Plan. For further information, see the sections of this Proxy

Statement entitled "Executive Compensation," "Pension Plan" and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

             Meetings and Committees of the Boards of Directors

     The Boards of Directors of Southern BancShares and the Bank held five joint meetings in 1997. All directors attended at least 75% of the aggregate number of meetings of Southern BancShares' Board and any committees on which they served during their terms, except W. B. Midyette, Jr., whose absences were due to illness.

     There are several standing committees of the Boards, including an Audit and Compliance Committee and a Compensation Committee. Southern BancShares' Board of Directors does not have a standing nominating committee or any other committee performing equivalent functions.

     The Audit and Compliance Committee currently consists of John N. Walker - Chairman, William H. Bryan, W. A. Potts, and Charles O. Sykes. The Committee oversees the scope and detail of the continuous audit program conducted by the Bank's internal audit staff and periodically reviews reports on the work of the internal auditors and related matters. Subject to the approval of the Board of Directors and ratification by the shareholders of Southern BancShares, the Committee engages a qualified firm of certified public accountants to conduct an annual audit of Southern BancShares' consolidated financial statements and receives written reports from, and reviews non-audit services proposed by management to be provided by, the accounting firm.
During 1997, the Audit and Compliance Committee held four meetings.

     The members of the Compensation Committee are listed below. The Compensation Committee reviews the Bank's compensation program, including salary, pension and incentive compensation plans and such other employee benefit matters as it deems appropriate. In conjunction with management, the Committee makes recommendations to the entire Board of Directors with regard to salaries and other forms of compensation. The Compensation Committee held one meeting during 1997.

        Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are:  Frank B. Holding
- Chairman, William H. Bryan, W. A. Potts, Charles O. Sykes, John N. Walker and R. S. Williams. Mr. Holding is Executive Vice Chairman of First Citizens BancShares, Inc. and its wholly-owned subsidiary, First-Citizens Bank & Trust Company, Raleigh, N.C. ("First Citizens"). First Citizens provides various services to the Bank and Southern BancShares, including the management consulting services of Mr. Holding (see "Transactions with Management"). Mr. Williams is Chairman of the Board of Southern BancShares and, until January 21, 1998, when John C. Pegram, Jr. was elected to succeed him, he also served as President of Southern BancShares. Mr. Williams retired from his employment as President of the Bank in December 1989, but continues to serve as a consultant to both the Bank and Southern BancShares (see footnote (2) to the Summary Compensation Table below and see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below).

                Committee Report on Executive Compensation

     The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. At the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans, including a defined benefit pension plan).
The Compensation Committee (the "Committee") administers the Bank's compensation program and has the responsibility for matters involving the compensation of executive officers.

     For 1997, the Committee established a recommended salary for each executive officer, including the chief executive officer of the Bank, based on an evaluation of that officer's individual level of responsibility and performance. The Committee's recommendations were reported to and subject to the approval of the Board of Directors, which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and the Bank's financial performance in general were considered by the Committee and the Board of Directors in connection with the setting of salaries for 1997. However, the setting of salaries largely is subjective and there are no specific formulae, objective criteria or other such mechanism by which adjustments to each executive officer's salary are tied empirically to his individual performance or to the Bank's financial performance.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of the executive officers of Southern BancShares or the Bank receives annual compensation approaching that amount, Southern BancShares' Board of Directors has not adopted a policy with respect to Section 162(m).


     Compensation Committee:

          Frank B. Holding, Chairman    Charles O. Sykes

          William H. Bryan  John N. Walker

          W. A. Potts   R. S. Williams



Executive Officers

     Certain information regarding the executive officers of Southern BancShares and the Bank is set forth in the following table. All executive officers serve at the pleasure of the Board of Directors.

                                 Positions with Southern BancShares and
    Name             Age      Bank and Prior Positions for Past Five Years
---------------     ----    -------------------------------------------------
R. S. Williams       68     Chairman of the Board of Southern BancShares and
                            Bank; formerly President and Chief Executive
                            Officer of Southern BancShares until January
                            1998; President of Bank prior to July 1989

M. J. McSorley       64     Vice Chairman of Bank since January 1998;
                            formerly President and Chief Executive Officer of
                            Bank from July 1989 to January 1998; Vice
                            President and Director of Southern BancShares and
                            Director of Bank since 1990

John C. Pegram, Jr.  53     President of Southern BancShares and Bank since
                            January 1998; prior to that, Executive Vice
                            President of Bank and Vice President of Southern
                            BancShares; formerly Senior Vice President of Bank

Paul A. Brewer       55     Senior Vice President of Bank since December
                            1992; formerly Regional Vice President of Bank;
                            Assistant Secretary of Southern BancShares since
                            1986

Richard D. Ray       51     Senior Vice President of Bank since January 1993;
                            formerly Regional Vice President of Bank;
                            Assistant Treasurer of Southern BancShares since
                            1991

David A. Bean        49     Secretary of Southern BancShares and Bank since
                            January 1992; Vice President and Controller of
                            Bank since 1984; Treasurer of Southern BancShares
                            since 1986

                          Executive Compensation

     The following table shows, for 1997, 1996 and 1995, the cash and certain other compensation paid to or received or deferred by certain of the executive officers of Southern BancShares and the Bank, respectively, in all capacities in which they served.



                                     SUMMARY COMPENSATION TABLE

                             Annual Compensation      Long-Term Compensation
                           -----------------------   ------------------------
                                                         Awards        Payouts
                                            Other    ---------------   ------    All
                                            Annual  Restricted                  Other
Name and                                    Compen-   Stock   Options/  LTIP   Compen-
Principal                   Salary   Bonus   sation   Awards    SARs  Payouts sation
Position             Year   ($)(1)    ($)     ($)      ($)     (#)     ($)     ($)
___________________  ____   _____    _____   _____    _____    _____  _____
R. S. Williams,      1997    -0-      -0-     -0-      -0-      -0-    -0-    80,900(3)
 Chairman of the
 Board, President    1996    -0-      -0-     -0-      -0-      -0-    -0-    80,900(3)
 and Chief Executive
 Officer of Southern 1995    -0-     6,000    -0-      -0-      -0-    -0-    78,500(3)
 BancShares (2)

M. J. McSorley,      1997  134,640    -0-     -0-      -0-      -0-    -0-     6,083(5)
 President and Chief
 Executive Officer   1996  128,055    -0-     -0-      -0-      -0-    -0-     5,286(5)
 of Bank and Vice
 President of        1995  119,730    -0-     -0-      -0-      -0-    -0-     5,237(5)
 Southern
 BancShares (4)

______________

(1) Includes amounts deferred at the election of Mr. McSorley pursuant to the Bank's Section 401(k) salary deferral plan.

(2) Mr. Williams retired from active employment with the Bank in December 1989, but continued to serve as President and Chief Executive Officer of Southern BancShares until January 21, 1998 when John C. Pegram was elected as President of Southern BancShares. Mr. Williams continues to serve as Chairman of the Board of Southern BancShares and the Bank and provides consulting services to such entities.

(3) For 1997 and 1996 with respect to Mr. Williams, the "Other Compensation" of $80,900 is comprised of $46,900 in benefits from the Bank's pension plan and $34,000 received pursuant to a noncompetition and consulting agreement with the Bank. For 1995, the $78,500 shown in "Other Compensation" is comprised of $46,900 in benefits from the Bank's pension plan and $31,600 received from Mr. Williams' agreement with the Bank. (Also, see the sections of this Proxy Statement entitled "Pension Plan" and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.)

(4) Mr. McSorley served in the capacities indicated above during 1995, 1996 and 1997. On January 21, 1998, he was elected as Vice Chairman of the Bank's Board and John C. Pegram, Jr. was elected as President of the Bank. Mr. McSorley also continues to serve as Vice President of Southern BancShares.

(5) Consists entirely of the Bank's contributions on behalf of Mr. McSorley pursuant to the terms of the Bank's Section 401(k) salary deferral plan.

                                  Pension Plan

     The following table shows the estimated annual benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and levels of covered compensation.


                                     Years of Service
            -------------------------------------------------------------------
  Final
 Average        10        15        20        25        30        35        40
Compensation   Years     Years     Years     Years     Years     Years     Years
__________    ______     ______    ______    ______    ______   _______   _______
$175,000     $30,470    $45,705   $60,940   $76,176   $91,411  $106,646  $117,146

 150,000      25,845     38,768    51,690    64,613    77,536   90,458     99,458

 125,000      21,220     31,830    42,440    53,051    63,661   74,271     81,771

 100,000      16,595     24,893    33,190    41,448    49,786   58,083     64,083

  75,000      11,970     17,955    23,940    29,926    35,911   41,896     46,396

  50,000       7,345     11,018    14,690    18,363    22,036   25,708     28,708
</TABLE


     Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. A participant's compensation covered by the Pension Plan is his base salary, and the participant's benefits are based on his "final average compensation" covered by the Pension Plan, which consists of the average earnings of the participant during the five highest consecutive earning years of the last ten complete calendar years as a participant. The current estimated years of service and "final average compensation," respectively, for Mr. M. J. McSorley are 38 years and $120,285.
Mr. R. S. Williams retired from employment with the Bank in December 1989 and receives benefits of $46,900 per year pursuant to the terms of the Pension
Plan.


                Employment Contracts, Termination of Employment
                        and Change-in-Control Arrangements

     Effective on Chairman R. S. Williams' retirement from employment with the Bank in December 1989, he entered into a noncompetition and consulting agreement with the Bank pursuant to which he provides advisory and consulting services to the Bank, agreed not to compete with the Bank in North Carolina, and currently receives monthly payments of $2,533 for the noncompetition arrangement and $300 for consulting services. The agreement, as amended, will terminate on December 31, 1998, unless further extended by mutual agreement of the parties involved.

     Pursuant to the terms of a similar agreement with the Bank, M. J.
McSorley, President of the Bank, will receive monthly payments of $1,067 for a noncompetition arrangement and $356 for consulting services during the ten-year period following his retirement.

                                       11

                             Performance Graph

     The following line graph compares the cumulative total shareholder return
(the "CTSR") on Southern BancShares' common stock during the previous five fiscal years with the CTSR over the same measurement period of the Nasdaq-U.S.
index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1992, and that dividends were reinvested in additional shares.


        Comparison of Five-Year Cumulative Total Shareholder Return among
                Southern BancShares (N.C.), Inc., Nasdaq Banks and
                        Nasdaq-US Companies Indices

[GRAPHIC OMITTED]


                      =Southern       =Nasdaq
        Year         BancShares        Banks       =Nasdaq-US
        -----        ----------       -------       ---------
        1992            $100          $100            $100

        1993             101           114             115

        1994             143           114             112

        1995             145           169             159

        1996             146           236             209

        1997             235           377             240


                        Transactions with Management

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with several of the directors, executive officers, and principal shareholders of Southern BancShares and the Bank and their associates. Loans included in those transactions were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve more than the normal risk of collectibility or present other unfavorable features. Each such transaction has been approved by the Board of Directors of the Bank.

     Frank B. Holding, a director and principal shareholder of Southern BancShares, and Lewis R. Holding, a principal shareholder of Southern BancShares, are directors, executive officers and principal shareholders of First Citizens BancShares, Inc., the bank holding company for First-Citizens Bank & Trust Company, Raleigh, N.C. ("First Citizens"). Hope H. Connell, the daughter of Frank B. Holding and niece of Lewis R. Holding, and a director of Southern BancShares, also is a principal shareholder of First Citizens BancShares, Inc. and an officer of First Citizens. During 1997, the Bank paid fees to First Citizens in an aggregate amount of $2,361,815 for data and item processing services, securities portfolio management services, the management consulting services of Frank B. Holding, and services as trustee for the Bank's pension plan and Section 401(k) salary deferral plan. During 1998, the Bank projects that its payments to First Citizens for similar services will be approximately $2,560,000, of which total the salary reimbursement payments to First Citizens for the management consulting services of Frank B. Holding are projected to amount to approximately $77,549.

     During 1997, the Bank paid $98,323 to Carlton Insurance Agency, Inc., of which D. Hugh Carlton, a director of Southern BancShares and the Bank, is President, for servicing the general liability and comprehensive insurance policies on property and vehicles for the Bank, as well as the Bank's workers' compensation coverage and umbrella policies. It is expected that such relationship will continue during 1998.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the shareholders, the Board of Directors has approved the appointment of KPMG Peat Marwick LLP, Certified Public Accountants ("Peat Marwick"), as Southern BancShares' independent accountants
for fiscal 1998.   Representatives of Peat Marwick are expected to be present at the Annual Meeting and available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF SOUTHERN BANCSHARES FOR 1998. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES REPRESENTED, IN PERSON OR BY PROXY, AND ENTITLED TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF PROPOSAL 2.


PROPOSAL 3: AMENDMENT OF BYLAWS
TO INCREASE MAXIMUM AUTHORIZED NUMBER OF DIRECTORS

     On January 21, 1998, Southern BancShares' Board of Directors approved, and recommended for shareholder consideration and adoption, an amendment of Southern BancShares' Bylaws to increase the maximum authorized number of Southern BancShares' directors to 30, and a proposal to approve that amendment is proposed for action by shareholders at the Annual Meeting.

     The Bylaw amendment is proposed in connection with the Bank's acquisition of Enfield Savings Bank, Inc., SSB ("Enfield") and its parent holding company, ESB Bancorp, Inc. ("ESB"), which currently is expected to become effective during the second quarter of 1998. Southern BancShares has agreed that, following consummation of the merger, each of ESB's then current directors will be appointed to serve as a director of the Bank, and a number of those directors will be appointed as directors of Southern BancShares equal to the difference between the maximum number of directors provided for by Southern BancShares' Bylaws and the number of Southern BancShares' then current directors. Additionally, because Southern BancShares' Bylaws currently limit the number of directors to 23 (which means there are only four available positions on the Board), Southern BancShares has agreed to submit a proposal for approval by its shareholders to expand the number of members of its Board of Directors to at least 25 so as to provide available positions on its Board to potentially accommodate the appointment of each of ESB's six current directors.

     The Board of Director unanimously recommends that shareholders vote to approve the proposed bylaw amendment to increase the number of authorized directorships of Southern BancShares. The Board believes that an increase in the authorized maximum number of directors will benefit Southern BancShares by enabling it to meet the obligations of the Merger Agreement with ESB and Enfield, and will provide flexibility in the future to further expand the Board if and when such further expansion is deemed appropriate and advisable by the Board, and when qualified candidates for such director positions have been identified. If the proposed bylaw amendment is approved and becomes effective, the Board of Directors will have the authority to increase the number of members of the Board up to 30, and to fill the vacancies thereby created by appointing persons as directors of Southern BancShares without any further shareholder approval. However, any such persons so appointed could serve as directors only until the next annual meeting of shareholders, at which time their continued service as directors would be subject to their reelection by the shareholders.

     If Proposal 3 is approved by shareholders at the Annual Meeting, Section 2 of Article III of Southern BancShares' Bylaws would be amended to read as follows:

Section 2. Number, Term and Qualifications: The number of directors of the corporation shall be not less than five nor more than thirty. The directors, by a majority vote of the remaining directors, though less than a quorum, or by the sole remaining director, shall determine the exact number of directors, which shall not be less than five nor more than thirty without a Bylaw modification. Each director shall hold office until his death, resignation, retirement, removal, disqualification, or until his successor is elected and qualified. Directors need not be residents of the State of Delaware nor shareholders of the corporation; provided, however, that not less than three-fourths (3/4) of the directors shall be residents of the State of North Carolina and stock ownership for qualification shall be subject to North Carolina law.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT OF THE BYLAWS TO INCREASE THE MAXIMUM AUTHORIZED NUMBER OF DIRECTORS OF THE CORPORATION TO THIRTY. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES REPRESENTED, IN PERSON OR BY PROXY, AND ENTITLED TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF PROPOSAL 3.

                        PROPOSALS OF SHAREHOLDERS

     Any proposal of a shareholder which is intended to be presented at the 1999 Annual Meeting must be received by Southern BancShares at its principal office in Mount Olive, North Carolina, no later than November 20, 1998, in order that any such proposal be timely received for inclusion in the proxy statement and form of proxy to be issued in connection with that meeting. It is anticipated that the 1999 Annual Meeting will be held on a date during April 1999.

                        ANNUAL REPORT ON FORM 10-K

      Southern BancShares is required to file with the Securities and Exchange Commission an Annual Report on Form 10-K within 90 days after the end of each fiscal year. ON OR AFTER MARCH 31, 1998, UPON WRITTEN REQUEST TO DAVID A. BEAN, TREASURER AND SECRETARY, SOUTHERN BANCSHARES (N.C.), INC., POST OFFICE BOX 729, MOUNT OLIVE, NORTH CAROLINA 28365, BY A SHAREHOLDER OF SOUTHERN BANCSHARES ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF SOUTHERN BANCSHARES' ANNUAL REPORT ON FORM 10-K FOR 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED WITHOUT CHARGE TO THE SHAREHOLDER MAKING SUCH REQUEST.

                              OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the meeting or any adjournment thereof. Should other matters properly come before the meeting, the persons named in the proxy to represent the shareholders will be authorized to vote according to their best judgment on such matters.

                                   By Order of the Board of Directors



                                   David A. Bean, Secretary

March 20, 1998

------------------------------------------------------------------------------
                                APPENDIX
------------------------------------------------------------------------------
SOUTHERN BANCSHARES (N.C.), INC.

100 North Center Street
Mount Olive, North Carolina  28365

PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. S. Williams, W. A. Potts and John N. Walker, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of Southern BancShares (N.C.), Inc. held of record by the undersigned on March 9, 1998, at the Annual Meeting of Shareholders of Southern BancShares (N.C.), Inc. to be held at the Goldsboro Country Club, 1500 South Slocumb Street, Goldsboro, North Carolina, at 3:00 P.M. on April 15, 1998, and any adjournments thereof, on the matters listed below:

1. ELECTION OF DIRECTORS:
   [ ] FOR all nominees listed below        [ ]WITHHOLD AUTHORITY to vote for
       (except as indicated otherwise)         all nominees listed below

Nominees: Bynum R. Brown; William H. Bryan; D. Hugh Carlton; Robert J. Carroll; Hope H. Connell; J. Edwin Drew; Moses B. Gillam, Jr.; LeRoy C. Hand, Jr.; Frank B. Holding; M. J. McSorley; W. B. Midyette, Jr.; W. Hunter Morgan; John C. Pegram, Jr.; Charles I. Pierce, Sr.; W. A. Potts; Charles L. Revelle, Jr.; Charles O. Sykes; John N. Walker; R. S. Williams.

       (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)


________________________________________________________________________________

2.RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent accountants for 1998.

  [ ]FOR                   [ ]AGAINST                   [ ]ABSTAIN

3.AMENDMENT OF THE BYLAWS: Proposal to amend the Bylaws of Southern BancShares to increase the maximum authorized number of directors to 30.
  [ ]FOR                   [ ]AGAINST                   [ ]ABSTAIN

4.OTHER BUSINESS: Should other matters properly come before the Annual Meeting, the persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy in accordance with their best judgment.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR" PROPOSALS 2 AND 3, AND "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY AN INSTRUMENT REVOKING THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

     Please date and sign exactly as name appears below. When shares are held jointly by more than one person, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       Dated:__________________________, 1998


                                      ________________________________ (SEAL)
                                       Signature


                                      ________________________________ (SEAL)
                                       Signature if held jointly







PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED
ENVELOPE